UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Amendment No. 3

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant   ☐

Check the appropriate box:

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☐   Definitive Proxy Statement

☐   Definitive Additional Materials

☐   Soliciting Material under §240.14a-12

FIRST TITAN CORP.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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495 Grand Boulevard, Suite 206

Miramar Beach, Florida 32550

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

to be held:

May __, 2015

10:00 a.m. Central Time

Dear Common Stockholder:

You are cordially invited to attend a special meeting of Stockholders, which will be held at 10:00 a.m. (Central Time) on May __, 2015, at the Hilton Houston Southwest, 6780 Southwest Freeway, Houston, Texas 77074. A notice of the meeting, a Proxy Statement and a proxy card containing information about the matters to be voted upon are enclosed. This is your notice for the special meeting.

TIME AND DATE	10:00 a.m. Central Time on May __, 2015

PLACE	Hilton Houston Southwest, 6780 Southwest Freeway, Houston, Texas 77074

ITEMS OF BUSINESS	Proposal I:	reincorporation from Florida to Nevada that will result in:

	•	the company being governed by the laws of the State of Nevada; and

	•	your right to receive one whole share of common stock of First Titan Nevada for each 100 shares of common stock of the Company owned by you as of the effective date of the reincorporation .

Proposal II:

because of the reincorporation that authorizes a one for 100 share reduction, adoption of Nevada articles of incorporation is necessary to authorize the issuance of additional shares of common stock as well as adoption of Nevada bylaws.

	Proposal III:	adoption of Nevada articles of incorporation to authorize the issuance of preferred stock with preferences, limitations, and relative rights designated by our board of directors.

	Proposal IV:	adoption of Nevada articles of incorporation to create a classified or staggered board of directors consisting of three classes, each elected to three-year terms.

	Proposal V:	ratification of our 2012 Stock Plan for Directors, Officers and Consultants.

	Proposal VI:	transaction of such other business as may properly come before the special meeting, or any adjournment thereof.

RECORD DATE

The Company’s board of directors has fixed the close of business on March __, 2015, the day immediately preceding the date of mailing this proxy statement as the record date for the determination of stockholders entitled to notice of and to vote at the special meeting or any adjournment or postponement thereof.

PROXY VOTING

Each share of common stock entitles the holder to one vote. If you are a registered holder of our common stock, you may vote either by attending the special meeting or by proxy. If you are not a registered holder of our common stock, but instead hold your shares in “street name” through a bank, broker or other nominee, please follow the instructions from your bank, broker or other nominee describing how to vote your shares. For specific voting information, please see the Questions and Answers beginning on page 3 of the Proxy Statement that follows. Even if you plan to attend the special meeting, please sign, date and return the enclosed proxy card for registered holders of our common stock or submit your proxy using the telephone procedures described on your proxy card as promptly as possible.

THE COMPANY’S SOLE DIRECTOR RECOMMENDS A VOTE “FOR” REINCORPORATION FROM FLORIDA TO NEVADA AND “FOR” RATIFICATION OF OUR 2012 STOCK PLAN FOR DIRECTORS, OFFICERS AND CONSULTANTS.

YOUR VOTE IS IMPORTANT. You are requested to carefully read the proxy statement and accompanying notice of special meeting for a more complete statement of matters to be considered at the special meeting.

Sincerely

/s/ Sydney Jim

Sydney Jim

Chief Executive Officer and Sole Director

March 31, 2015

Our Proxy Statement is available at www.firsttitanenergy.com/ under the “Investors” page

VOTING AND SOLICITATION INFORMATION	3

QUESTIONS AND ANSWERS	3

CORPORATE GOVERNANCE AND DIRECTOR INDEPENDENCE	9

DIRECTOR AND EXECUTIVE COMPENSATION	10

PROPOSAL I — REINCORPORATION FROM FLORIDA TO NEVADA	10

PROPOSAL II — ADOPTION OF NEVADA ARTICLES OF INCORPORATION AND BYLAWS	15

PROPOSAL III — AUTHORIZATION FOR THE ISSUANCE OF PREFERRED STOCK	16

PROPOSAL IV — CREATION OF CLASSIFIED BOARD OF DIRECTORS	16

PROPOSAL V — RATIFICATION OF 2012 STOCK PLAN FOR DIRECTORS, OFFICERS AND CONSULTANTS	16

PROPOSAL VI — TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONSEMENT THEREOF	22

DIRECTORS AND EXECUTIVE OFFICERS	22

SUMMARY COMPENSATION TABLE	22

OUTSTANDING EQUITY AWARDS AT SEPTEMBER 30, 2014	23

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	23

RELATED PARTY TRANSACTIONS	24

ADDITIONAL INFORMATION	25

EXHIBITS

A. PLAN AND AGREEMENT OF MERGER

B. NEVADA ARTICLES OF INCORPORATION

C. PROXY

VOTING AND SOLICITATION INFORMATION

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the 2015 special meeting of stockholders of First Titan Corp., a Florida corporation, that we sometime refer to as the Company, and any postponements, adjournments or continuations thereof. The Special meeting will be held on May __, 2015 at 10:00 a.m. Central Time, at the Hilton Houston Southwest, 6780 Southwest Freeway, Houston, Texas 77074.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Our proxy statement and 2014 annual report on Form 10-K are available for review online at www.firsttitanenergy.com/ under the “Investors” page.

QUESTIONS AND ANSWERS

What matters am I voting on?

You are asked to vote on the following proposals:

1.	Reincorporation from Florida to Nevada that will result in:

• the Company being governed by the laws of the State of Nevada;

• your right to receive one whole share of common stock of First Titan Nevada for each 100 shares of common stock of the company owned by you as of the effective date of the reincorporation;

2.

Adoption of Nevada articles of incorporation to authorize the issuance of additional shares of common stock as a result of the reincorporation and one for 100 share reduction; and adoption of Nevada bylaws.

3.	Authorization of the issuance of preferred stock with preferences, limitations, and relative rights designated by our board of directors.

4.	Adoption of Nevada articles of incorporation to create a classified or staggered board of directors consisting of three classes, each elected to three-year terms.

5.	Ratification of 2012 Stock Plan for Directors, Officers and Consultants.

6.	Transacting such other business as may properly come before the special meeting, or any adjournment thereof.

We are not aware of any other business to be brought before the special meeting. If any additional business is properly brought before the special meeting, proxies will be voted on those matters in accordance with the judgment of the person or persons acting under the proxies.

What are the principal features of the reincorporation?

The reincorporation will be accomplished by a merger of First Titan Corp., a Florida corporation (“First Titan Florida”) with and into our wholly owned subsidiary, First Titan Corp., a Nevada corporation (“First Titan Nevada”). One new share of the First Titan Nevada common stock will be issued for each 100 shares of common stock of First Titan Florida, with fractional shares being rounded up to the next whole share, and the number of additional whole shares such that each stockholder will own at least five shares. The shares of First Titan Florida will cease to trade on the over-the-counter bulletin board market and the shares of First Titan Nevada will begin trading in their place beginning on or about the effective date, under CUSIP number 33717A 300 and a new trading symbol which has not yet been assigned.

If the stockholders approve the reincorporation from Florida to Nevada, the one for 100 common stock exchange ratio will have the effect of a reverse stock split and will decrease the number of outstanding shares of common stock and is intended to increase the per share market price of our common stock. In the event a majority of our stockholders do not approve the reincorporation from Florida to Nevada as recommended by our board of directors, the reduction in the number of outstanding shares of common stock will not become effective.

Why is First Titan Florida reincorporating in Nevada?

We believe that the reincorporation in Nevada will give us more flexibility and simplicity in various corporate transactions. Nevada has adopted a Revised Statute that includes by statute many concepts created by judicial rulings in other jurisdictions and provides additional rights in connection with the issuance and redemption of stock. In addition, it is possible that a substantial number of our shares will be sold “short” without the delivery of certificates representing the shares sold. This is known as a “naked short” and, if it occurred, will result in significant downward pressure on the value of our common stock. Nevada law permits us to require the delivery of certificates representing our shares when there is a change in our capital structure and, thereby, reduce the number of “naked short” positions affecting the price of our common stock.

How will the reincorporation affect my ownership of First Titan Florida?

After the effective date of the reincorporation and the exchange of your stock certificates, you will own the same class and the same percentage of First Titan Nevada.

How will the reincorporation affect the owners, officers, directors and employees of First Titan Florida?

Our officers, directors and employees will become the officers, directors and employees of First Titan Nevada after the effective date of the reincorporation.

How will the reincorporation affect the business of First Titan Florida?

First Titan Nevada will continue the business of First Titan Florida at the same locations and with the same assets.  First Titan Florida will wind up and liquidate its business and affairs and cease to exist on the effective date of the reincorporation.

How do I exchange certificates of First Titan Florida for certificates of First Titan Nevada?

If our shareholders approve the reincorporation, you may: (i) complete the letter of transmittal attached to this proxy and (ii) follow the instructions for surrender of your certificates representing our common stock in exchange for certificates representing shares of First Titan Nevada common stock.  Upon surrender of a certificate representing our common stock to First Titan Nevada, together with a duly executed letter of transmittal, First Titan Nevada will issue, as soon as practicable, a certificate representing the number of shares of First Titan Nevada you are entitled to receive.

What happens if I do not surrender my certificates of First Titan Florida?

Because of the reincorporation in Nevada, holders of our common stock are not required to exchange their certificates for First Titan Nevada certificates.  Dividends and other distributions declared after the effective date with respect to common stock of First Titan Nevada and payable to holders of record thereof after the effective date will be paid to the holder of any unsurrendered common stock certificate of First Titan Florida, which by virtue of the reincorporation are represented thereby and such holder will be entitled to exercise any right as a shareholder of First Titan Nevada, until such holder has surrendered the certificate of First Titan Florida.

What if I have lost First Titan Florida Certificates?

If you have lost your First Titan Florida Certificate(s), you should contact our transfer agent as soon as possible to have a new certificate issued.  You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for conversion.  The address of our transfer agent is:

Island Stock Transfer Company

Roosevelt Office Center

15500 Roosevelt Boulevard, Suite 301

Clearwater, Florida 33760

Phone: 727-289-0010

Fax: 727-289-0069

What is the recommendation of the board of directors on each of the proposals scheduled to be voted on at the special meeting?

The board of directors recommends that you vote:

•	“FOR” reincorporation from Florida to Nevada;

•	“FOR” adoption of Nevada articles of incorporation and Nevada bylaws;

•	“FOR” authority to issue preferred stock;

•	“FOR” creation of a classified or staggered board of directors consisting of three classes, each elected to three-year terms.

•	“FOR” ratification of 2012 Stock Plan for Directors, Officers and Consultants; and

•	“FOR” transacting such other business as may properly come before the special meeting, or any adjournment thereof.

How will my proxy be voted?

All properly executed proxies, unless revoked as described below, will be voted at the special meeting or any adjournments or postponements thereof in accordance with your directions on the proxy. If a properly executed proxy does not provide instructions, the shares of common stock represented by your proxy will be voted:

•	“FOR” reincorporation from Florida to Nevada;

•	“FOR” adoption of Nevada articles of incorporation and Nevada bylaws;

•	“FOR” authority to issue preferred stock;

•	“FOR” creation of a classified or staggered board of directors consisting of three classes, each elected to three-year terms.

•	“FOR” ratification of 2012 Stock Plan for Directors, Officers and Consultants; and

•	“FOR” transacting such other business as may properly come before the special meeting, or any adjournment thereof.

Your proxy will be voted at the discretion of the proxy holder with regard to any other matter that is properly presented at the special meeting.

Voting and ownership of shares

At the close of business on March 20 , 2015, the Company had 33,720,137 shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter brought before the special meeting. The following votes are required to approve each of the proposals at the meeting:

•	Reincorporation from Florida to Nevada. The proposal regarding reincorporation from Florida to Nevada requires the approval of a majority of the votes cast at the special meeting.

•

Adoption of Nevada articles of incorporation and Nevada bylaws. The proposal regarding adoption of Nevada articles of incorporation and Nevada bylaws requires the approval of a majority of the votes cast at the special meeting.

•	Authority to issue preferred stock. The proposal regarding authority to issue preferred stock requires the approval of a majority of the votes cast at the special meeting.

•

Creation of a classified or staggered board of directors consisting of three classes, each elected to three-year terms. The proposal regarding adoption of Nevada articles of incorporation creating a classified or staggered board of directors requires the approval of a majority of the votes cast at the special meeting.

•

Ratification of 2012 Stock Plan for Directors, Officers and Consultants. The ratification of 2012 Stock Plan for Directors, Officers and Consultants requires the approval of a majority of the votes cast at the special meeting.

•

Transacting such other business as may properly come before the special meeting, or any adjournment thereof. The proposal regarding transacting such other business as may properly come before the special meeting, or any adjournment thereof requires the approval of a majority of the votes cast at the special meeting.

Who can vote at the special meeting?

Stockholders as of the close of business on the date immediately preceding the date of mailing this proxy statement are entitled to vote at the special meeting. At the close of business on March 20, 2015 , there were outstanding and entitled to vote 33,720,137 shares of the Company’s common stock.

Stockholder of Record: Shares Registered in Your Name

If at the close of business on the date immediately preceding the date of mailing this proxy statement, your shares were registered directly in your name with our transfer agent, Island Stock Transfer, then you are considered the stockholder of record with respect to those shares.

As a stockholder of record, you may vote at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting, we urge you to vote over the Internet or by telephone, or if you request paper proxy materials, by filling out and returning the proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Nominee

If at the close of business on the date immediately preceding the date of mailing this proxy statement, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and your nominee has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the special meeting. Because you are not the stockholder of record, you may not vote your shares at the special meeting unless you request and obtain a valid proxy from the organization that is the record stockholder of your shares giving you the right to vote the shares at the special meeting.

How many votes do I have?

Each common stockholder is entitled to one vote for each share of our common stock held on the date immediately preceding the date of mailing this proxy statement.

How do I vote?

If you are a stockholder of record, you may:

•	vote in person—we will provide a ballot to stockholders who attend the special meeting and wish to vote in person; or

•	vote by mail—simply complete, sign and date the enclosed proxy card and follow the instructions on the proxy card.

Submitting your proxy will not affect your right to vote at the special meeting if you were a stockholder of record as of the close of business on March __ , 2015, and should you decide to attend the special meeting and vote your shares at the special meeting.

If you are not a stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares.

Your vote is important. Whether or not you plan to attend the special meeting, we urge you to vote by proxy to ensure that your vote is counted. You may still attend the special meeting if you have already voted by proxy.

What is the quorum requirement for the special meeting?

In order to carry on the business of the special meeting, we must have a quorum. This means at least a majority of the shares of common stock outstanding as of the close of business on March __ , 2015 must be represented at the special meeting, either by proxy or in person. Abstentions and broker non-votes, which are described in more detail below, are counted as shares present at the special meeting for purposes of determining whether a quorum exists. Shares of capital stock owned by First Titan Corp. are not voted and do not count for this purpose.

How do I revoke my proxy?

If you give a proxy, you have the power to revoke it at any time before it is voted by providing written notice to the secretary of the Company, by delivering a later-dated proxy, or by voting in person at our special meeting.

How are abstentions and broker non-votes treated?

Abstentions (shares present at the special meeting and voted “abstain”) are counted for purposes of determining whether a quorum is present, and have no effect on the reincorporation from Florida to Nevada (Proposal 1), on the ratification of our 2012 Stock Plan for Directors, Officers and Consultants (Proposal 2), or acting on other matters to come before the meeting (Proposal 3).

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted either because (i) the broker did not receive voting instructions from the beneficial owner, or (ii) the broker lacked discretionary authority to vote the shares.

Generally, a broker non-vote occurs when a bank, broker or other nominee that holds shares in “street name” for customers is precluded from exercising voting discretion on a particular proposal because (1) the beneficial owner has not instructed the bank, broker or other nominee how to vote, and (2) the bank, broker or other nominee lacks discretionary voting power to vote such shares. A bank, broker or other nominee does not have discretionary voting power with respect to the approval of “non-routine” matters absent specific voting instructions from the beneficial owners of such shares.

Under applicable rules, Proposals I, II and III are considered “non-routine” matters which banks, brokers and other nominees are not allowed to vote unless they have received voting instructions from the beneficial owners of such shares. Broker non-votes are counted for purposes of determining whether a quorum is present, and have no effect on the matters voted upon. If you are a beneficial holder and do not provide specific voting instructions to your broker, the broker that holds your shares will not be authorized to vote on reincorporation from Florida to Nevada (Proposal 1), on the ratification of our 2012 Stock Plan for Directors, Officers and Consultants (Proposal 2), Adoption of Nevada bylaws (Proposal 3) or acting n other matters that come before the meeting (Proposal 4). Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the special meeting.

What vote is required to approve each of the proposals?

Proposal I. The proposal regarding reincorporation from Florida to Nevada that will cause the Company to be governed by Nevada law requires the approval of a majority of the votes cast at the special meeting.

Proposal II. The proposal regarding adoption of Nevada articles of incorporation and Nevada bylaws requires the approval of a majority of the votes cast at the special meeting.

Proposal III. The proposal regarding authority to issue preferred stock requires the approval of a majority of the votes cast at the special meeting.

Proposal IV. The proposal regarding the creation of a classified or staggered board of directors consisting of three classes, each elected to three-year terms requires the approval of a majority of the votes cast at the special meeting.

Proposal V . The ratification of 2012 Stock Plan for Directors, Officers and Consultants requires the approval of a majority of the votes cast at the special meeting.

Proposal VI . The proposal regarding transacting such other business as may properly come before the special meeting, or any adjournment thereof requires the approval of a majority of the votes cast at the special meeting.

What if I return a proxy card but do not make specific choices?

All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the special meeting, your shares will be voted in accordance with the recommendations of our board of directors stated above.

If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above). Shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the special meeting. Voting results will be tabulated and certified by the inspector of elections appointed for the special meeting.

Are there any appraisal or similar rights for dissenting stockholders?

Neither Florida law nor our amended articles of incorporation provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Special meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

How can I get electronic access to the proxy materials?

The Notice of Internet Availability will provide you with instructions regarding how to use the Internet to:

•	View the Company’s proxy materials for the special meeting; and

•	Instruct the Company to send future proxy materials to you by email.

The Company’s proxy materials are also available at www.firsttitanenergy.com/investors. This website address is included for reference only. The information contained on the Company’s website is not incorporated by reference into this proxy statement.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who is paying for this proxy solicitation?

The Company is paying the costs of the solicitation of proxies. Proxies may be solicited on behalf of the Company by our directors, officers, employees or agents in person or by telephone, facsimile or other electronic means. We will also reimburse brokerage firms and other custodians, nominees and fiduciaries, upon request, for their reasonable expenses incurred in sending proxies and proxy materials to beneficial owners of our common stock. We have not retained an outside proxy solicitation firm to assist us with the solicitation of proxies.

Will I have to pay taxes on the new certificates?

A:  We believe that the reincorporation is not a taxable event and that you will be entitled to the same basis in the shares of First Titan Nevada that you had in our common stock.  EVERYONE’S TAX SITUATION IS DIFFERENT AND YOU SHOULD CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECT OF THE REINCORPORATION.

CORPORATE GOVERNANCE AND DIRECTOR INDEPENDENCE

Composition of the board of directors

Our board of directors currently consists of one member. Our articles of incorporation provide that the authorized number of directors is one. Our directors hold office until their successors have been elected and qualified or appointed, or the earlier of their death, resignation or removal. Vacancies on the board are filled solely by the affirmative vote of a majority of the remaining directors then in office, and not by the stockholders. Each of our directors is elected annually.

Director independence

Our sole director is not independent under the NASDAQ listing requirements. In evaluating and determining the independence of the directors, the board considered that the Company may have certain relationships with its director. Specifically, Mr. Jim is our chief executive officer and chairman of the board.

Compensation committee interlocks and insider participation

We have not organized a compensation committee.

Board leadership structure

With respect to the roles of chairman of our board of directors and chief executive officer, our board of directors exercises its discretion in combining or separating these positions as it deems appropriate in light of prevailing circumstances. Currently the roles are combined, with Mr. Jim serving as chief executive officer and chairman of our board of directors. Mr. Jim’s extensive business knowledge, along with her demonstrated leadership capability through the growth of the Company, makes her highly qualified to continue to serve as our chairman of the board and our chief executive officer.

Board meetings

Our board of directors acts by written consent from time to time. Because we only have one director, there is no need for director meetings.

Agendas and topics for board and committee meetings are developed through discussions among management and members of our board of directors and its committees. Information and data that are important to the issues to be considered are distributed in advance of each meeting. Board meetings and background materials focus on key strategic, operational, financial, governance and compliance matters applicable to us.

Role in risk oversight

Our board of directors is responsible for overseeing our risk management process. Our board of directors focuses on our general risk management strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. Our board of directors is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions.

Code of Ethics

We have adopted a written Code of Ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. In addition, we have adopted a Code of Ethics for the Chief Executive Officer and Senior Financial Officers. Our Code of Ethics for the Chief Executive Officer and Senior Financial Officers are posted on our website at www.firsttitanenergy.com and can be accessed by clicking on “INVESTORS”. We intend to satisfy any disclosure requirements pursuant to Item 5.05 of Form 8-K regarding any amendment to, or a waiver from, certain provisions of our Code of Ethics by posting such information on our website. The information contained in, or that can be accessed through, our website is not incorporated by reference and is not a part of this proxy statement.

Board committees and meetings

Our board of directors has no standing committees.

Contacting the board

Any stockholder or any other interested party who wishes to communicate directly with our sole director and officer, may direct their communication to Sydney Jim, First Titan Corp., 495 Grand Boulevard, Suite 206, Miramar Beach, Florida 32550. The Company will forward any such communication to the intended recipient(s), unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal or similarly inappropriate.

DIRECTOR AND EXECUTIVE COMPENSATION

As an “emerging growth Company,” we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies” as such term is defined in the rules promulgated under the Securities Act of 1933, as amended, which require compensation disclosure for our principal executive officer and the two most highly compensated executive officers other than our principal executive officer (referred throughout as our named executive officers).

Prior to the effective date of our initial public offering (“IPO”) February 11, 2011, we made no provisions for paying cash or non-cash compensation to our sole officer and director and no salaries were being paid at that time in cash, or otherwise, for services performed prior to September 16, 2010, our date of inception. Mr. Jim is currently paid $10,000 per month for his services.

Executive compensation program elements

Effective January 1, 2014, our executive compensation program includes the following elements:

•	Base Salary

•	Annual Bonus

•	2012 Stock Plan for Directors, Officers and Consultants

The 2012 Stock Plan for Directors, Officers and Consultants (the “2012 Plan”) was adopted by our board of directors March 12, 2012. The 2012 Plan is administered by the board of directors of the Company or to a committee of the board to which responsibility for the administration of the 2012 Plan has been assigned on behalf of the board. The board determines the terms and conditions of awards and designates the executives who participate in the 2012 Plan. Payments under the 2012 Plan to executives are based on the level of achievement of performance goals during the applicable calendar year.

At the beginning of each performance period, our Compensation Committee establishes, at its discretion, the performance goal, the target award and the payout formula for each participant.  At the end of each performance period, our Compensation Committee will certify the extent to which the performance goals applicable to each participant were satisfied.  Payouts are intended to be made in cash, however, our Compensation Committee has the discretion to convert the dollar award into a stock-based award, subject to applicable limits set forth in the 2012 Plan and has unilateral discretion to eliminate or reduce any award that would otherwise be payable to a participant.

In addition, under the 2012 Plan, our Compensation Committee may also establish, at its discretion, long-term incentive performance goals. Similar to annual performance goals, at the end of each performance period, our Compensation Committee will certify the extent to which the performance goal was satisfied.

We maintain a tax-qualified defined contribution plan that covers all eligible employees who are over age 21. The 2012 Plan permits employees to make pretax contributions and provides for discretionary employer matching contributions and profit sharing contributions. Employer contributions vest over five years.

PROPOSAL 1 — REINCORPORATION FROM FLORIDA TO NEVADA

The following discussion summarizes certain aspects of our reincorporation in Nevada.  This summary does not include all of the provisions of the Plan and Agreement of Merger between First Titan Florida and First Titan Nevada, a copy of which is attached hereto as Exhibit “A,” or the Articles of Incorporation of First Titan Nevada, a copy of which is attached hereto as Exhibit “B.” Copies of the Florida bylaws and the Nevada bylaws are available for inspection at our principal office and we will send copies to stockholders upon request.

Principal reasons for reincorporation

We believe that the reincorporation will provide a greater measure of flexibility and simplicity in corporate governance than is available under Florida law and will increase the marketability of our securities.  Nevada has adopted a modern code governing the formation and operation of corporations.  It includes by statute many of the concepts developed judicially in Florida.  In addition, the Nevada law provides for greater flexibility in raising capital and other corporate transactions.  Nevada imposes no franchise taxes or corporate income taxes on corporations that are incorporated in Nevada.

Principal features of the reincorporation

The reincorporation will be effected by the merger of First Titan Florida with and into First Titan Nevada. First Titan Nevada is the surviving entity.  The reincorporation will become effective on the effective date.

On the effective date, (i) each of our stockholders will be entitled to receive one share of First Titan Nevada common stock for each 100 shares of the common stock of First Titan Florida they owned on the effective date, with fractional shares being rounded up to the next whole share, and the number of additional whole shares such that each stockholder will own at least five shares, (ii) each share of First Titan Nevada common stock owned by the Company will be canceled and resume the status of authorized and unissued First Titan Nevada common stock, and (iii) First Titan Florida will cease its corporate existence in the State of Florida.

In the event a majority of our stockholders do not approve the reincorporation from Florida to Nevada as recommended by our board of directors, the reduction in the number of outstanding shares of common stock will not become effective.

The Articles of Incorporation and bylaws of First Titan Nevada are different from the Articles of Incorporation and bylaws of First Titan Florida. Your rights as shareholders will be affected by the reincorporation by, among other things, the exchange ratio and the differences between the laws of the State of Florida, which govern First Titan Florida, and the laws of the State of Nevada, which govern First Titan Nevada.  See the information under “Differences between First Titan Florida and First Titan Nevada” for a summary of the differences between the laws of the State of Florida and the laws of the State of Nevada.

The board of directors and officers of First Titan Nevada will consist of the persons who are our directors and officers prior to the reincorporation.  Our daily business operations will continue at the principal executive offices at 495 Grand Boulevard, Suite 206, Miramar Beach, Florida 32550.

How to exchange Florida Company certificates for First Titan Nevada certificates

Enclosed as Exhibit “C” is (i) a letter of transmittal and (ii) instructions for surrender of your certificates representing our common stock in exchange for certificates representing shares of First Titan Nevada common stock. Upon surrender of a certificate representing our common stock of First Titan Florida, together with a duly executed letter of transmittal and the necessary issuance fees, First Titan Nevada will issue, as soon as practicable, a certificate representing that number of shares of First Titan Nevada you are entitled to receive.

If you own our shares through a nominee or in a brokerage account, you do not have a certificate to submit for exchange.  Usually, your nominee or broker will submit certificates representing our shares for exchange on your behalf.  Since we believe there have been widespread sales of our stock without actual delivery of certificates, it is possible that your nominee or broker may not have certificates representing all of the shares owned by its customers.  We recommend that you contact your nominee or broker and request that a certificate be issued to you so that you may submit it for exchange with the enclosed letter of transmittal.  This will ensure that there are actually shares of First Titan Florida in your name on the books and records of First Titan Florida.  After the exchange, you may transfer the shares of First Titan Nevada back into the name of your broker or nominee.

You are not required to surrender your certificates representing our common stock for certificates representing shares of First Titan Nevada. Dividends and other distributions declared by First Titan Nevada after the effective date with respect to common stock and payable to holders of record thereof after the effective date may be paid to the holders of certificates representing First Titan Nevada common stock and to the holders of unsurrendered certificates representing shares of First Titan Nevada. In addition, holders of unsurrendered certificates representing shares of our common stock will be entitled to notice of or to vote at any meetings of the shareholders of First Titan Nevada until they surrender the certificate representing company common stock.

Capitalization

Our authorized capital on the date of this Proxy Statement consisted of 250,000,000 shares of common stock, $0.0001 par value. On the date of this Proxy Statement there were 33,720,137 shares of our common stock outstanding. The authorized capital of First Titan Nevada consists of 500,000,000 shares of capital stock divided into 480,000,000 shares of common stock, $0.001 par value per share, and 20,000,000 shares of preferred stock, $0.001 par value per share. The board of directors of First Titan Nevada has not adopted any designations, rights or preferences for preferred stock. As a result of the reincorporation, First Titan Nevada will have outstanding approximately 337,202 shares of common stock (subject only to insignificant differences relating to the rounding up of fractional shares and providing a minimum of five shares), and no shares of preferred stock. In addition, First Titan Nevada will reserve 10,000,000 shares of common stock for issuance under the 2012 Plan. Accordingly, the board of directors of First Titan Nevada will have available approximately 469,719,798 shares of common stock and 20,000,000 shares of preferred stock which are authorized but presently unissued and unreserved. The reincorporation will not affect our total stockholder equity or total capitalization.

The board of directors of First Titan Nevada may authorize, without further shareholder approval, the issuance of such shares of preferred stock or common stock to such persons, for such consideration, and upon such terms as the board of directors determines.  Such issuance could result in a significant dilution of the voting rights and the stockholders’ equity, of then existing shareholders.

There are no present plans, understandings or agreements, and we are not engaged in any negotiations that will involve the issuance of preferred stock or common stock.  However, the board of directors believes it prudent to have shares of preferred stock or common stock available for such corporate purposes as the board of directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

Issuance of additional authorized common stock or preferred stock may have the effect of deterring or thwarting persons seeking to take control of First Titan Nevada through a tender offer, proxy fight or otherwise or to bring about removal of incumbent management or a corporate transaction such as merger.  For example, the issuance of common stock or preferred stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more difficult.

Differences between First Titan Florida and First Titan Nevada

First Titan Florida was incorporated under the laws of the State of Florida and First Titan Nevada was incorporated under the laws of the State of Nevada.  Those stockholders that tender their certificates representing the shares of our common stock for exchange will become shareholders of First Titan Nevada.  Their rights as shareholders will be governed by the Nevada Revised Statutes and the Articles of Incorporation and bylaws of First Titan Nevada rather than the General Corporation Law of Florida and the Florida Articles of Incorporation and bylaws.  The Nevada Articles of Incorporation and bylaws are significantly different from the Florida Articles of Incorporation.

The corporate statutes of Nevada and Florida have certain differences, summarized below.  This summary is not intended to be complete, and is qualified by reference to the full text of, and decisions interpreting, Florida law and Nevada law.

Classified board of directors.  Both Florida and Nevada law permit corporations to classify their board of directors so that less than all of the directors are elected each year to overlapping terms.  Unlike First Titan Florida, First Titan Nevada has classified boards consisting of three classes, each elected to three-year terms.  As a result of the reincorporation, our directors will become directors of First Titan Nevada and assigned to classes to make the number of directors in each class as nearly equal as possible.

Removal of Directors.  Under Florida law, members of a classified board of directors may only be removed for cause.  Removal requires the vote of a majority of the outstanding shares entitled to vote for the election of directors.  Nevada law provides that any or all directors may be removed by the vote of two-thirds of the voting interests entitled to vote for the election of directors.  Nevada does not distinguish between removal of directors with and without cause.  The reincorporation may make it more difficult for the shareholders of First Titan Nevada to remove a member of the board of directors.

Special meetings of Stockholders.  Florida law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the Articles of Incorporation or bylaws to call a special stockholder meeting.  Nevada law does not address the manner in which special meetings of stockholders may be called but permits corporations to determine the manner in which meetings are called in their bylaws.  The Articles of Incorporation and bylaws of First Titan Nevada provide that special meetings of the stockholders may be called only by the board of directors or a committee of the board of directors that is delegated the power to call special meetings by the board of directors.  The reincorporation will make it more difficult for the shareholders of First Titan Nevada to call a special meeting of the stockholders.

Special meetings pursuant to petition of Stockholders.  Florida law provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Florida if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of thirty (30) days after the date designated for the annual meeting or if there is no such date designated, within 13 months after the last annual meeting.  Nevada law is more restrictive.  Under Nevada law, shareholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.  The reincorporation may make it more difficult for the shareholders of First Titan Nevada to require that an annual meeting be held without the consent of the board of directors.

Cumulative voting.  Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected.  Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled.  Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors.  Both Florida and Nevada law permit cumulative voting if provided for in the certificate or articles of incorporation and pursuant to specified procedures.  Neither the Articles of Incorporation of First Titan Florida nor the Articles of Incorporation of First Titan Nevada provide for cumulative voting.  The reincorporation does not change the rights of the shareholders to cumulate their votes.

Vacancies.  Under Florida law, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum.  Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred.  Similarly, Nevada law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise.  The bylaws of both First Titan Florida and First Titan Nevada address the election of persons to fill vacancies on the board of directors in the same manner.

Indemnification of officers and directors and advancement of expenses.  Florida and Nevada have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents.  Florida and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding.  Florida law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.  A Florida corporation has the discretion to decide whether or not to advance expenses, unless its Articles of Incorporation or bylaws provides for mandatory advancement.  Nevada law differs in two respects: first, Nevada law applies to advance of expenses incurred by both officers and directors, and second, under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.  There will be a difference in stockholders’ rights with respect to this issue because the bylaws of First Titan Nevada provide for the mandatory advancement of expenses of directors and officers.

Limitation on personal liability of directors.  Florida law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.  The Articles of Incorporation of the company excluded director liability to the maximum extent allowed by Florida law.  Nevada law permits, and First Titan Nevada has adopted, a broader exclusion of liability of directors to the corporation and its shareholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from act or omissions which involve intentional misconduct, fraud or a knowing violation of law or payments of dividends or distributions in excess of the amount allowed.  The reincorporation will result in the elimination of any liability of a director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law.

Dividends.  Florida law is more restrictive than Nevada law with respect to when dividends may be paid.  Under the Florida law, unless further restricted in the Articles of Incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets).  In addition, the Florida law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.  Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.  The reincorporation makes it possible for First Titan Nevada to pay dividends or other distributions that would not be payable under Florida law.

Restrictions on business combinations.  Both Florida and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder.  Under Florida law, a corporation which is listed on a national securities exchange, included for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least 66 2/3% of the corporation’s outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder.  Florida law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

Nevada law regulates business combinations more stringently.  First, an “interested stockholder” is defined as a beneficial owner (directly or indirectly) of ten percent (10%) or more of the voting power of the outstanding shares of the corporation.  Second, the three-year moratorium can be lifted only by advance approval by a corporation’s board of directors.  Finally, after the three-year period, combinations with “interested stockholders” remain prohibited unless (i) they are approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested party, or (ii) the interested stockholders satisfy certain fair value requirements.  As in Florida, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation.

First Titan Nevada has opted out of the applicable statutes and the more stringent requirements of Nevada law apply to mergers and combinations after the effective date of the reincorporation.  The Florida Amended and Restated Articles of Incorporation does not opt out of stringent requirements of Florida law that apply to mergers and combinations.

Limitations on controlling stockholders.  Nevada law contains a provision that limits the voting rights of a person that acquires or makes an offer to acquire a controlling interest in a Nevada corporation.  Under the provisions of Nevada law, a person acquiring or making an offer to acquire more than 20% of the voting power in a corporation will have only such voting rights as are granted by a resolution of the shareholders adopted at a special or annual meeting.  The controlling person is not entitled to vote on the resolution granting voting rights to the controlling interest.  The person acquiring a controlling interest may request a meeting of the shareholders be called for this purpose and, if the board of directors fails to call the meeting or the controlling person is not accorded full voting rights, the corporation must redeem the controlling shares at the average price paid for them.  Florida does not have a similar provision and the reincorporation may make it more difficult for a person to acquire control of First Titan Nevada through acquisition of a majority of the shares issued.

Amendment to Articles of Incorporation or Bylaws.  Both Florida and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation’s certificate or articles of incorporation.  Both Florida and Nevada law also provide that in addition to the vote of the shareholders, the vote of a majority of the outstanding shares of a class may be required to amend the articles of incorporation.  Neither state requires shareholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation’s organizational documents grant such power to its board of directors.  Both Florida and Nevada law permit the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the bylaws, respectively.

Actions by written consent of Stockholders.  Both Florida and Nevada law provide that, unless the bylaws or articles of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote consents to the action in writing.  Florida law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.  Although not required by Nevada law, First Titan Nevada’s bylaws require prompt notice to all shareholders of any action taken by less than unanimous written consent.

Stockholder vote for mergers and other corporation reorganizations.  Both jurisdictions require authorization by an absolute majority of the outstanding voting rights, as well as approval by the board of directors, of the terms of a merger or a sale of substantially all of the assets of the corporation.  Neither Florida nor Nevada law require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its Articles of Incorporation) if: (a) the merger agreement does not amend the existing Articles of Incorporation of the surviving corporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Authorization to issue preferred stock. Our board of directors may authorize, without further shareholder approval, the issuance of shares of preferred stock to such persons, for such consideration, and upon such terms as the board of directors determines. Such issuance could result in a significant dilution of the voting rights and the stockholders’ equity, of then existing shareholders.

There are no present plans, understandings or agreements, and we are not engaged in any negotiations that will involve the issuance of preferred stock. However, the board of directors believes it prudent to have shares of preferred stock available for such corporate purposes as the board of directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

Authorization to issue common stock. Our board of directors may authorize, without further shareholder approval, the issuance of shares of common stock to such persons, for such consideration, and upon such terms as the board of directors determines. Such issuance could result in a significant dilution of the voting rights and the stockholders’ equity, of then existing shareholders.

There are no present plans, understandings or agreements, and we are not engaged in any negotiations that will involve the issuance of common stock. However, the board of directors believes it prudent to have shares of common stock available for such corporate purposes as the board of directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

Required vote

The proposal regarding the reincorporation from Florida to Nevada requires the approval of a majority of the votes cast at our special meeting. In the event the Nevada articles of incorporation are not approved by the shareholders, the reincorporation from Florida to Nevada will not be adopted.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

REINCORPORATION FROM FLORIDA TO NEVADA.

PROPOSAL II — ADOPTION OF NEVADA ARTICLES OF INCORPORATION AND BYLAWS

The following discussion summarizes certain provisions of our Nevada Articles of Incorporation and Nevada bylaws that will increase the number of common shares we are authorized to issue and govern our company in the event the proposed reincorporation from Florida to Nevada is approved by a majority of our stockholders as recommended by our board of directors. In the event a majority of our stockholders do not approve reincorporation, we will not be authorized to issue additional common shares or be governed by the Nevada Articles of Incorporation and Nevada bylaws. Articles of Incorporation of First Titan Nevada are attached hereto as Exhibit “B.” Copies of the Florida bylaws and the Nevada bylaws are available for inspection at our principal office and we will send copies to stockholders upon request.

The Articles of Incorporation and bylaws of First Titan Nevada are different from the Articles of Incorporation and bylaws of First Titan Florida. Your rights as shareholders will be affected by the differences between the laws of the State of Florida, which govern First Titan Florida, and the laws of the State of Nevada, which govern First Titan Nevada. See the information under“Differences between First Titan Florida and First Titan Nevada”for a summary of the differences between the Florida Articles of Incorporation and bylaws from the Nevada Articles of Incorporation and bylaws.

In the event the reincorporation from Florida to Nevada is not approved by the shareholders, the Nevada articles of incorporation will not be adopted.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
ADOPTION OF NEVADA ARTICLES OF INCORPORATION AND BYLAWS

PROPOSAL III — AUTHORIZATION FOR THE ISSUANCE OF PREFERRED STOCK

Our Nevada Articles of Incorporation authorize us to issue preferred stock with preferences, limitations, and relative rights designated by our board of directors. in the event the proposed reincorporation from Florida to Nevada is approved by a majority of our stockholders as recommended by our board of directors. In the event a majority of our stockholders do not approve reincorporation, we will not be authorized to issue preferred stock or be governed by the Nevada Articles of Incorporation and Nevada bylaws. Articles of Incorporation of First Titan Nevada, are attached hereto as Exhibit “B.” Copies of the Florida bylaws and the Nevada bylaws are available for inspection at our principal office and we will send copies to stockholders upon request.

Issuance of preferred stock could result in a significant dilution of the voting rights and the stockholders’ equity, of then existing shareholders.

In the event the reincorporation from Florida to Nevada is not approved by the shareholders, the Nevada articles of incorporation will not be adopted and the issuance of preferred stock will not be authorized.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
AUTHORIZATION FOR THE ISSUANCE OF PREFERRED STOCK

PROPOSAL IV — CREATION OF CLASSIFIED BOARD OF DIRECTORS

Our Nevada Articles of Incorporation create a classified or staggered board of directors consisting of three classes, each elected to three-year terms. As a result of the reincorporation, our directors will become directors of First Titan Nevada and assigned to classes to make the number of directors in each class as nearly equal as possible. In the event a majority of our stockholders do not approve reincorporation, we will not create a classified board of directors or be governed by the Nevada Articles of Incorporation and Nevada bylaws. Articles of Incorporation of First Titan Nevada, are attached hereto as Exhibit “B.”

The classified board of directors may entrench the members of the board of directors and prohibit the shareholders replacing all the members of the board in a single year.

In the event the reincorporation from Florida to Nevada is not approved by the shareholders, the Nevada articles of incorporation will not be adopted and the classified board of directors will not be authorized.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
CREATION OF THE CLASSIFIED BOARD OF DIRECTORS

PROPOSAL V — RATIFICATION OF 2012 STOCK PLAN FOR DIRECTORS, OFFICERS AND CONSULTANTS.

The board of directors of the Company and the owners of a majority of the outstanding voting stock have approved the 2012 Stock Plan for Directors, Officers and Consultants (the “2012 Plan”). The purpose of the 2012 Plan is to maintain the ability of the Company and its subsidiaries to attract and retain highly qualified and experienced directors, officers and consultants and to give such directors, officers and consultants a continued proprietary interest in the success of the Company and its subsidiaries.  The 2012 Plan is posted on our website at www.firsttitanenergy.com and is available to any stockholder by request to the Company.

General provisions of the Plan

The purpose of the 2012 Plan is to maintain the ability of the Nevada corporation (the “Company”) and its subsidiaries to attract and retain highly qualified and experienced directors, employees and consultants and to give such directors, employees and consultants a continued proprietary interest in the success of the Company and its subsidiaries.  In addition the Plan is intended to encourage ownership of common stock, $0.001 par value of the Company by the directors, employees and consultants of the Company and its Affiliates (as defined below) and to provide increased incentive for such persons to render services and to exert maximum effort for the success of the Company’s business.  The Plan provides eligible employees and consultants the opportunity to participate in the enhancement of shareholder value by the grants of warrants, options, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards under the Plan and to have their bonuses and/or consulting fees payable in warrants, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards, or any combination thereof.  In addition, the Company expects that the Plan will further strengthen the identification of the directors, employees and consultants with the stockholders.  Certain options and warrants to be granted under the Plan are intended to qualify as Incentive Stock Options (“ISOs”) pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (“Code”), while other options and warrants and preferred stock granted under the Plan will be nonqualified options or warrants which are not intended to qualify as ISOs (“Nonqualified Options”), either or both as provided in the agreements evidencing the options or warrants described and shares of preferred stock.  Employees, consultants and directors who participate or become eligible to participate in the Plan from time to time are referred to collectively herein as “Participants”.  As used in the Plan, the term “Affiliates” means any “parent corporation” of the Company and any “subsidiary corporation” of the Company within the meaning of Code Sections 424(e) and (f), respectively.

The Plan shall be administered by the board of directors of the Company (the “Board”).  When acting in such capacity, the Board is herein referred to as the “Committee,” which shall also designate the Chairman of the Committee.  If the Company is governed by Rule 16b-3 promulgated by the Securities and Exchange Commission (“Commission”) pursuant to the Securities Exchange Act of 1934, as amended (“Exchange Act”), no director shall serve as a member of the Committee unless he or she is a “disinterested person” within the meaning of such Rule 16b-3.

Stock options

The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to the Plan who are to receive warrants, options, restricted common or convertible preferred stock, or unrestricted common or convertible preferred stock under the Plan, (ii) to determine the number of shares of common stock to be covered by such grant or such options or warrants and the terms thereof, (iii) to determine the type of common stock granted: restricted common or convertible preferred stock, unrestricted common or convertible preferred stock or a combination of restricted and unrestricted common or convertible preferred stock, and (iv) to determine the type of option or warrant granted: ISO, Nonqualified Option or a combination of ISO and Nonqualified Options.  The Committee shall thereupon grant options or warrants in accordance with such determinations as evidenced by a written option or warrant agreement.  Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the option or warrant agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The aggregate fair market value (determined in accordance with the Plan at the time the option or warrant is granted) of the common stock with respect to which ISOs may be exercisable for the first time by any Participant during any calendar year under all such plans of the Company and its Affiliates shall not exceed $1,000,000.

The Committee shall promptly notify the Participant of the option or warrant grant and a written agreement shall promptly be executed and delivered by and on behalf of the Company and the Participant, provided that the option or warrant grant shall expire if a written agreement is not signed by said Participant (or his agent or attorney) and returned to the Company within 60 days from date of receipt by the Participant of such agreement.  The date of grant shall be the date the option or warrant is actually granted by the Committee, even though the written agreement may be executed and delivered by the Company and the Participant after that date.  Each option or warrant agreement shall specify the period for which the option or warrant thereunder is granted (which in no event shall exceed ten years from the date of grant) and shall provide that the option or warrant shall expire at the end of such period.  If the original term of an option or warrant is less than ten years from the date of grant, the option or warrant may be amended prior to its expiration, with the approval of the Committee and the Participant, to extend the term so that the term as amended is not more than ten years from the date of grant.  However, in the case of an ISO granted to an individual who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its Affiliate (“Ten Percent Stockholder”), such period shall not exceed five years from the date of grant.

The purchase price of each share of common stock subject to each option or warrant granted pursuant to the Plan shall be determined by the Committee at the time the option or warrant is granted and, in the case of ISOs, shall not be less than 100% of the fair market value of a share of common stock on the date the option or warrant is granted, as determined by the Committee.  In the case of an ISO granted to a Ten Percent Stockholder, the option or warrant price shall not be less than 110% of the fair market value of a share of common stock on the date the option or warrant is granted.  The purchase price of each share of common stock subject to a Nonqualified Option or Warrant under the Plan shall be determined by the Committee prior to granting the option or warrant.  The Committee shall set the purchase price for each share subject to a Nonqualified Option or Warrant at either the fair market value of each share on the date the option or warrant is granted, or at such other price as the Committee in its sole discretion shall determine.

At the time a determination of the fair market value of a share of common stock is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

Restricted stock

Awards of restricted stock under the Plan shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine:

(a) Awards of restricted stock may be in addition to or in lieu of option or warrant grants.  Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Committee at the time of each award of restricted stock. During a period set forth in the agreement (the “Restriction Period”), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted stock; except that such shares may be used, if the agreement permits, to pay the option or warrant price pursuant to any option or warrant granted under the Plan, provided an equal number of shares delivered to the Participant shall carry the same restrictions as the shares so used.  Shares of restricted stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient’s directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a division or subsidiary, or (iv) if provided in the agreement, there is a “change in control” of the Company (as defined in such agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it.  Unless and to the extent otherwise provided in the agreement, shares of restricted stock shall be forfeited and revert to the Company upon the recipient’s termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Committee, retirement after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a subsidiary or division, or, to the extent provided in the agreement, a “change in control” of the Company (as defined in such agreement), except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interests of the Company and, therefore, waives all or part of the application of this provision to the restricted stock held by such recipient.  Certificates for restricted stock shall be registered in the name of the recipient but shall be imprinted with the appropriate legend and returned to the Company by the recipient, together with a stock power endorsed in blank by the recipient.  The recipient shall be entitled to vote shares of restricted stock and shall be entitled to all dividends paid thereon, except that dividends paid in common stock or other property shall also be subject to the same restrictions.

(b) Restricted Stock shall become free of the foregoing restrictions upon expiration of the applicable Restriction Period and the Company shall then deliver to the recipient common stock certificates evidencing such stock.  Restricted stock and any common stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legend requirements as are specified in the applicable agreement.

Bonuses and past salaries and fees payable in unrestricted stock

(a) In lieu of cash bonuses otherwise payable under the Company’s or applicable division’s or subsidiary’s compensation practices to employees and consultants eligible to participate in the Plan, the Committee, in its sole discretion, may determine that such bonuses shall be payable in unrestricted common stock or partly in unrestricted common stock and partly in cash.  Such bonuses shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted common stock subject to such terms as the Committee may determine in its sole discretion.  The number of shares of unrestricted common stock payable in lieu of a bonus otherwise payable shall be determined by dividing such bonus amount by the fair market value of one share of common stock on the date the bonus is payable, with fair market value determined as of such date.

(b) In lieu of salaries and fees otherwise payable by the Company to employees, attorneys and consultants eligible to participate in the Plan that were incurred for services rendered during, prior or after the year of 2014, the Committee, in its sole discretion, may determine that such unpaid salaries and fees shall be payable in unrestricted common stock or partly in unrestricted common stock and partly in cash.  Such awards shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted common stock subject to such terms as the Committee may determine in its sole discretion.  The number of shares of unrestricted common stock payable in lieu of a salaries and fees otherwise payable shall be determined by dividing each calendar month’s of unpaid salary or fee amount by the average trading value of the common stock for the calendar month during which the subject services were provided.

Relinquishment of options

The Committee, in granting options or warrants hereunder, shall have discretion to determine whether or not options or warrants shall include a right of relinquishment as hereinafter provided.  The Committee shall also have discretion to determine whether an option or warrant agreement evidencing an option or warrant initially granted by the Committee without a right of relinquishment shall be amended or supplemented to include such a right of relinquishment.  Neither the Committee nor the Company shall be under any obligation or incur any liability to any person by reason of the Committee’s refusal to grant or include a right of relinquishment in any option or warrant granted hereunder or in any option or warrant agreement evidencing the same.  Subject to the Committee’s determination in any case that the grant by it of a right of relinquishment is consistent, any option or warrant granted under the Plan, and the option or warrant agreement evidencing such option or warrant, may provide.

The Committee shall have sole discretion to consent to or disapprove, and neither the Committee nor the Company shall be under any liability by reason of the Committee’s disapproval of, any election by a holder of preferred stock to relinquish such preferred stock in whole or in part as provided in Paragraph 7(a), except that no such consent to or approval of a relinquishment shall be required under the following circumstances.  Each Participant who is subject to the short-swing profits recapture provisions of Section 16(b) of the Exchange Act (“Covered Participant”) shall not be entitled to receive shares of common stock when options or warrants are relinquished during any window period commencing on the third business day following the Company’s release of a quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such release (“Window Period”).  A Covered Participant shall be entitled to receive shares of common stock upon the relinquishment of options or warrants outside a Window Period.

No right of relinquishment may be exercised after the initial award of any option or warrant containing, or the amendment or supplementation of any existing option or warrant agreement adding the right of relinquishment, unless such right of relinquishment is effective upon the Participant’s death, disability or termination of his relationship with the Company for a reason other than “for cause.”

Grant of convertible preferred stock

The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to the Plan who are to receive restricted preferred stock, or unrestricted preferred stock under the Plan, and (ii) to determine the number of shares of common stock to be issued upon conversion of such shares of preferred stock and the terms thereof.  The Committee shall thereupon grant shares of preferred stock in accordance with such determinations as evidenced by a written preferred stock designation.  Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the preferred stock designation (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

Each series of preferred stock granted under the Plan shall be evidenced by a designation in the form for filing with the Secretary of State of the state of incorporation of the Company, containing such terms as approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

(i) The number of shares of common stock issuable upon conversion of each share of preferred stock granted pursuant to the Plan shall be determined by the Committee at the time the preferred stock is granted.  The conversion ration may be determined by reference to the fair market value of each share of common stock on the date the preferred stock is granted, or at such other price as the Committee in its sole discretion shall determine.

(ii) The Committee may provide in the preferred stock agreement that an preferred stock may be converted in whole, immediately, or is to be convertible in increments.  In addition, the Committee may provide that the conversion of all or part of an preferred stock is subject to specified performance by the Participant.

(iii) Shares of preferred stock shall be converted in the manner specified in the preferred stock designation.  The notice of conversion shall specify the address to which the certificates for such shares are to be mailed.  A Participant shall be deemed to be a stockholder with respect to shares covered by preferred stock on the date specified in the preferred stock agreement.  As promptly as practicable, the company shall deliver to the Participant or other holder of the warrant, certificates for the number of shares with respect to which such preferred stock has been so converted, issued in the holder’s name or such other name as holder directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the company shall have deposited such certificates with a carrier for overnight delivery, addressed to the holder at the address specified pursuant to this Section 6(d).

(iv) Awards of restricted preferred stock under the Plan shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine:

(A) Awards of restricted preferred stock may be in addition to or in lieu of preferred stock grants.  Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Committee at the time of each award of restricted preferred stock. During a period set forth in the agreement (the “Restriction Period”), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted preferred stock.  Shares of restricted preferred stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient’s directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with the company and/or a division or subsidiary, or (iv) if provided in the agreement, there is a “change in control” of the company (as defined in such agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it.  Unless and to the extent otherwise provided in the agreement, shares of restricted preferred stock shall be forfeited and revert to the company upon the recipient’s termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Committee, retirement after attaining both 59 1/2 years of age and five years of continuous service with the company and/or a subsidiary or division, or, to the extent provided in the agreement, a “change in control” of the Company (as defined in such agreement), except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interests of the Company and, therefore, waives all or part of the application of this provision to the restricted preferred stock held by such recipient.  Certificates for restricted preferred stock shall be registered in the name of the recipient but shall be imprinted with the appropriate legend and returned to the Company by the recipient, together with a preferred stock power endorsed in blank by the recipient.  The recipient shall be entitled to vote shares of restricted preferred stock and shall be entitled to all dividends paid thereon, except that dividends paid in common stock or other property shall also be subject to the same restrictions.

(B) Restricted preferred stock shall become free of the foregoing restrictions upon expiration of the applicable Restriction Period and the Company shall then deliver to the recipient common stock certificates evidencing such stock.  Restricted preferred stock and any common stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legend requirements as are specified in the applicable agreement.

(v) No Participant shall have any rights as a stockholder with respect to shares covered by an preferred stock until the preferred stock is converted as provided in clause (b)(iii) above.

(vi) Except as hereinbefore expressly provided, (i) the issuance by the Company of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the conversion of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than common stock or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of common stock subject to preferred stock theretofore granted, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary to provide equitable treatment to Participant.  Notwithstanding anything to the contrary contained in the Plan, the Committee may, in its sole discretion, accelerate the time at which any preferred stock may be converted, including, but not limited to, upon the occurrence of the events specified in this Section 7(xiv).

Amendments or termination

The Board may amend, alter or discontinue the Plan, but no amendment or alteration shall be made which would impair the rights of any Participant, without his consent, under any option, warrant or preferred stock theretofore granted.

Compliance with other laws and regulations

The Plan, the grant and exercise of options or warrants and grant and conversion of preferred stock thereunder, and the obligation of the Company to sell and deliver shares under such options, warrants or preferred stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required.  The Company shall not be required to issue or deliver any certificates for shares of common stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

Purchase for investment

Unless the options, warrants, shares of convertible preferred stock and shares of common stock covered by the Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person acquiring or exercising an option or warrant under the Plan or converting shares of preferred stock may be required by the Company to give a representation in writing that he or she is acquiring such option or warrant or such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

Tax information

(a) The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any options, warrants or preferred stock granted under the Plan.

(b) Notwithstanding the terms of Paragraph 11(a), any Participant may pay all or any portion of the taxes required to be withheld by the Company or paid by him or her in connection with the exercise of a nonqualified option or warrant or conversion of preferred stock by electing to have the Company withhold shares of common stock, or by delivering previously owned shares of common stock, having a fair market value, determined in accordance with Paragraph 5(d)(ii), equal to the amount required to be withheld or paid.  A Participant must make the foregoing election on or before the date that the amount of tax to be withheld is determined (“Tax Date”).  All such elections are irrevocable and subject to disapproval by the Committee.  Elections by Covered Participants are subject to the following additional restrictions: (i) such election may not be made within six months of the grant of an option or warrant, provided that this limitation shall not apply in the event of death or disability, and (ii) such election must be made either six months or more prior to the Tax Date or in a Window Period.  Where the Tax Date in respect of an option or warrant is deferred until six months after exercise and the Covered Participant elects share withholding, the full amount of shares of common stock will be issued or transferred to him upon exercise of the option or warrant, but he or she shall be unconditionally obligated to tender back to the Company the number of shares necessary to discharge the Company’s withholding obligation or his estimated tax obligation on the Tax Date.

Replacement of options, warrants and preferred stock

The Committee from time to time may permit a Participant under the Plan to surrender for cancellation any unexercised outstanding option or warrant or unconverted Preferred stock and receive from the Company in exchange an option, warrant or preferred stock for such number of shares of common stock as may be designated by the Committee. The Committee may, with the consent of the holder of any outstanding option, warrant or preferred stock, amend such option, warrant or preferred stock, including reducing the exercise price of any option or warrant to not less than the fair market value of the common stock at the time of the amendment, increasing the conversion ratio of any preferred stock and extending the exercise or conversion term of and warrant, option or preferred stock.

Effectiveness and expiration of Plan

The Plan was effective on March 12, 2012, the date the board adopted the plan.  The plan shall expire ten years after the date the board approved the plan and thereafter no option, warrant or preferred stock shall be granted pursuant to the plan.

Non-exclusivity of the Plan

Neither the adoption by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options, warrants or preferred stock otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

Governing law

The Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the state of incorporation of the Company and applicable federal law.

Cashless exercise

The Committee also may allow cashless exercises as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.  The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.

Required vote

The affirmative vote of a majority of votes cast at the special meeting is required to ratify the 2012 Stock Plan for Directors, Officers and Consultants. Abstentions will not be counted in determining the number of votes cast, and thus will not affect the voting results of this proposal.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

RATIFICATION OF 2012 STOCK PLAN FOR DIRECTORS, OFFICERS AND CONSULTANTS.

PROPOSAL VI — TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING, OR ANY POSTPONEMENT THEREOF.

We do not know of any other matters that will be considered at the special meeting. If, however, any other appropriate business should properly come before the meeting, the board will have discretionary authority to vote according to its best judgment.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING, OR ANY POSTPONEMENT THEREOF.

DIRECTORS AND EXECUTIVE OFFICERS

The business background of our director and chief executive officer is included in the Annual Report on Form 10-K for the year ended September 30, 2014, which we filed with the Securities and Exchange Commission and posted on our website on the 14th day of January 2015. The Annual Report is incorporated herein by reference and is available on the SEC web site: www.sec.gov .

NAME	AGE	POSITION
Sydney Jim 495 Grand Boulevard, Suite 206 Miramar Beach, Florida 32550	31	President; Secretary/Treasurer; Principal Executive Officer; Principal Financial Officer and sole member of the board of directors

Sydney Jim has served as Chief Executive Officer, President, and Director since November 14, 2014 when he was elected to replace G. Jonathan Piña who resigned all positions on the same day. There was no disagreement between the Company and Mr. Piña at the time of his resignation and the resignation and election was not pursuant to any arrangement or understanding with a person or persons acquiring securities.

Mr. Jim has a proven track record of adding value for public company shareholders. From 2004 to 2010, Mr. Jim was an ATP World Tour and International Business Federation tennis touring professional competing on the professional tennis circuit. From 2010 to 2012, he was co-owner and Junior Program Director of the Sugar Creek Elite Tennis Academy in Houston, Texas. From 2012 to 2013, Mr. Jim was a business development consultant with Synopsis Winery in Houston, Texas. During the same time period, he was also Vice President of Business Development with Rockspring Capital, a Houston, Texas-based private equity firm with more than $260 million in assets. From 2013 to 2014, Mr. Jim was the CEO of Neutra Corp., a publicly traded nutraceuticals corporation. During his year and a half tenure at Neutra Corp., Mr. Jim worked to increase shareholder value and build the operations of that company. Mr. Jim has a bachelor of science degree in business finance from the University of Houston.

SUMMARY COMPENSATION TABLE

The table below summarizes all compensation awards to, earned by, or paid to our named executive officer for all service rendered in all capacities to us for the fiscal years ended September 30, 2014 and 2013.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)
Sydney Jim CEO	2014	—	—	—	—	—	—	—	—

G. Jonathan Piña Former CEO	2014	110,000	—	—	—	—	—	—	105,000
	2013	62,200	—	—	—	—	—	—	62,200

Robert Federowicz Former interim CEO	2014	21,667	—	—	—	—	—	—	21,667
	2013	25,000	—	—	—	—	—	—	25,000

Harvey Bryant Former CEO	2013	120,000	—	—	—	—	—	—	120,000

There are no other stock option plans, retirement, pension, or profit sharing plans for the benefit of our officers other than as described herein.

OUTSTANDING EQUITY AWARDS AT SEPTEMBER 30, 2014

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: market or Payout Value of Unearned Shares or Other Rights That Have Not Vested ($)
Sydney Jim	—	—	—	—	—	—	—	—	—

G. Jonathan Piña	—	—	—	—	—	—	—	—	—

Robert Federowicz	—	—	—	—	—	—	—	—	—

Harvey Bryant	—	—	—	—	—	—	—	—	—

On March 12, 2012, we approved our 2012 Stock Plan for Directors, Officers and Consultants (the “2012 Plan”). The 2012 Plan authorized the issuance of 6,000,000 shares of our common stock for directors, officers, and employees (including consultants meeting the definition of “employee” under Rule 405 promulgated under the Securities Act). Pursuant to the 2012 Stock Plan, we registered 6,000,000 shares of common stock with the SEC on Form S-8 March 5, 2012.

We have not granted any awards or options to our principal executive officers or directors pursuant to the 2012 Stock Plan.

Employment agreement

Mr. Sydney Jim, our Chief Executive Officer and sole member of the Board, is paid $120,000 per year for his services to the Company. He does not have a written employment agreement with the Company. He receives no other compensation other than the salary described above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of shares of our common stock as of March 20, 2015 by (i) each of our directors and executive officers, individually and as a group, and (ii) each person known to our management to be the beneficial owner of more than 5% of the outstanding shares of our common stock.

Name and Address of Beneficial Owner:	Shares Beneficially Owned(1)	Percent(1)
5% Stockholders:
Eaton Central America San Francisco 65 East Street House No 35 Panama City, Panama	4,711,250	14.0%
Directors and Executive Officers:
Sydney Jim (2) 495 Grand Boulevard, Suite 206 Miramar Beach, Florida	nil	0.0%
All executive officers and directors as a group (1 person)	nil	0.0%

(1)	Beneficial ownership is determined in accordance with SEC rules. The percentage of shares beneficially owned is based on 33,720,137 shares of our common stock outstanding as of March 20, 2015 .

(2)	Mr. Jim is the sole officer and director.

Section 16(a) beneficial ownership reporting compliance

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. These officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file. Our sole officer and director owns none of our common stock.  Therefore, our officer and director is not required to comply with Section 16(a) filing requirements. However, we are aware that Eaton Central America, a holder of more than 10% of our common stock, has not complied with Section 16(a) filing requirements.

RELATED PARTY TRANSACTIONS

As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person are disclosed in our Proxy Statement.

We maintain policies and procedures for the review, approval or ratification of transactions between directors or members of their immediate families and the Company. Our policy, contained in our Code of Ethics, requires that any transaction in which a director or executive officer (or an immediate family member) has an interest that is in conflict or potential conflict with the interests of the Company shall be prohibited, unless unanimously approved by the board of directors.

On March 14, 2014, the Company entered into a participation and operating agreement (the “Participation Agreement”) with SoHo Resource Holdings I, LLC (“SoHo”) for the joint acquisition and development of oil and gas leases in Bell, Milam, Falls, Robertson, Limestone, Freestone, Leon, Madison and Brazos counties in Texas (the “Target Area”). Under the terms of the Participation Agreement, the Company will pay $300 per acre for its proportionate share of acreage in the Target Area (the “Target Acreage”). The Target Acreage, which will not have more than a 25% royalty burden, will be acquired by SoHo, who will manage all operations under the Participation Agreement. Under the terms of the Participation Agreement, the Company will be invoiced for its share of the Target Acreage cost and will have thirty days to pay its proportionate cost for the Target Acreage. The Company will pay 33.33% of the drilling and completion costs associated with the wells drilled and/or recompleted on the Target Acreage in order to receive its 25.00% working interest in the wells until payout and 18.75% working interest after well payout. Under the terms of the Participation Agreement, the Company must remit its proportionate share of drilling and completion costs within fifteen days of notice by SoHo.

G. Jonathan Pina, our former CEO, owns 50% of the membership interest in SoHo; however, he does not have daily management oversight of SoHo. The Company funded the initial $50,000 to SoHo April 2, 2014.

On June 15, 2014, SoHo notified us that they had secured additional acreage in the project area. In accordance with the Participation Agreement, we were required to contribute an additional $50,000 to SoHo.

ADDITIONAL INFORMATION

Stockholder proposals and nominations for director for the 2015 annual meeting

Stockholder proposals intended for inclusion in next year’s proxy materials related to the 2015 annual meeting of stockholders pursuant to SEC Rule 14a-8 must be received at the Company’s principal executive offices within a reasonable time after we announce the date and time of the annual meeting and before we begin to print and send our proxy materials related to the 2015 annual meeting. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in Company-sponsored proxy materials. Stockholder proposals should be addressed to:

First Titan Corp.

495 Grand Boulevard, Suite 206

Miramar Beach, Florida 32550

Attention: Sydney Jim, President and CEO

If a stockholder wishes to present a proposal before the special meeting covered by this proxy statement, but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, such stockholder must also give written notice to the company at the address noted above. We must receive such notice no later than no later than March 31 , 2015. If a stockholder fails to provide timely notice of a proposal to be presented at the special meeting, the proxies designated by our board of directors will have discretionary authority to vote on any such proposal.

Our Nevada articles of incorporation also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our Nevada articles of incorporation provide that the only business that may be conducted at an annual meeting is business that is either (i) specified in the Company’s notice of meeting (or any supplement thereto) given by or at the direction of our board of directors, (ii) otherwise properly brought before the annual meeting by or at the direction of our board of directors or (iii) otherwise properly brought before the annual meeting by any stockholder of the Company (x) who is a stockholder of record on the date of the giving of the notice provided for in our bylaws and on the record date for the determination of stockholders entitled to vote at such annual meeting and (y) who complies with the notice procedures set forth in our articles of incorporation. To be timely for our 2015 annual meeting of stockholders, our chief executive officer must receive the written notice at our principal executive offices:

•	no earlier than the opening of business on November 2, 2015; and

•	no later than the close of business on November 30, 2015

In the event the date of the 2015 annual meeting is more than 30 days before or after December 30, 2015, any nominations or proposals must be delivered to, or mailed and received at, the Company’s principal executive offices not earlier than the 60th day before the date of the 2015 annual meeting and not later than the later of the 30th day prior to the 2015 annual meeting or, if less than forty days notice of the meeting is given to stockholders, the close of business on the 10th day following the day on which the first public disclosure of the date of the 2015 annual meeting was made.

Householding

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we may deliver a single copy of our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Upon written or oral request, we will deliver promptly a separate copy of our proxy materials to any stockholder at a shared address to which we delivered a single copy of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of our proxy materials, such stockholder may contact us at the following address or phone number:

First Titan Corp.

495 Grand Boulevard, Suite 206

Miramar Beach, Florida 32550

Attention: Sydney Jim, President and CEO

Telephone: (850) 269-7267

Stockholders who beneficially own shares of our common stock held in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Other matters that may come before the special meeting

We do not know of any matters other than those stated above which are to be brought before the special meeting. However, if any other matters should be properly presented for consideration and voting, it is the intention of the persons named in the proxy to vote on those matters in accordance with their judgment.

Obtaining Copies of the Company’s 2014 Form 10-K

STOCKHOLDERS OF THE COMPANY MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2014 BY SENDING A WRITTEN REQUEST FOR THE 2013 FORM 10-K TO INVESTOR RELATIONS, FIRST TITAN CORP., 495 GRAND BOULEVARD, SUITE 206 MIRAMAR BEACH, FLORIDA 32550.

By Order of the board of directors

First Titan Corp.

Miramar Beach, Florida

March 31 , 2015

EXHIBIT A

FORM OF PLAN AND AGREEMENT OF MERGER

OF

FIRST TITAN CORP.

(a Florida Corporation)

AND

FIRST TITAN CORP.

(a Nevada Corporation)

PLAN AND AGREEMENT OF MERGER by and between FIRST TITAN CORP., a Florida corporation (“First Titan Florida”), and FIRST TITAN CORP., a Nevada corporation (“First Titan Nevada”).

WHEREAS, First Titan Florida is a business corporation of the State of Florida with its registered office therein located at 7200 W. Camino Real, Suite 102, Boca Raton, Florida 33433; and

WHEREAS, the total number of shares of stock which First Titan Florida has authority to issue is 250,000,000 shares of common stock, $.0001 par value per share; and

WHEREAS, First Titan Nevada is a business corporation of the State of Nevada with its registered office therein located at 613 Saddle River Court, Henderson, Nevada 89015; and

WHEREAS, the total number of shares of stock which First Titan Nevada has authority to issue is 500,000,000, of which 480,000,000 are common stock, $.001 par value per share, and 20,000,000 are preferred stock, $.001 par value per share; and

WHEREAS, the Florida Business Corporations Act permits a merger of a business corporation of the State of Florida with and into a business corporation of another jurisdiction; and

WHEREAS, the Revised Statutes the State of Nevada permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Nevada; and

WHEREAS, First Titan Florida and First Titan Nevada and the respective Boards of Directors thereof declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge First Titan Florida with and into First Titan Nevada pursuant to the provisions of the Florida General Corporation Law and pursuant to the provisions of the Revised Statutes of the State of Nevada upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto hereby determine and agree as follows.

ARTICLE I

MERGER

1.1. CONSTITUENT CORPORATIONS. The name, address and jurisdiction of organization of each of the constituent corporations are set forth in the recitals above.

1.2. SURVIVING CORPORATION. First Titan Nevada shall be the surviving corporation. The principal place of business, Articles of Incorporation, bylaws, officers and directors of First Titan Nevada shall survive the merger without amendment or revision and be the principal place of business, Articles of Incorporation, bylaws, officers and directors of the surviving corporation.

1.3. MERGER. On the Effective Date (as hereinafter set forth) and subject to the terms and conditions of this Agreement, the applicable provisions of the Florida Business Corporations Act (“Florida Law”), and the applicable provisions of Title 7, Chapter 78 of the Nevada Revised Statutes (“Nevada Law”), First Titan Florida is merged with and into First Titan Nevada.  The separate existence of First Titan Florida shall cease on and after the Effective Date.

ARTICLE II

EXCHANGE AND CONVERSION OF SHARES

2.1. CONVERSION OF CAPITAL STOCK. On the Effective Date, each 100 issued and outstanding share of the common stock, $.0001 par value per share, of First Titan Florida shall be converted into the right to receive one fully paid and non-assessable share of the common stock, $.001 par value per share, of First Titan Nevada.

2.2. FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued by First Titan Nevada as a result of the merger and no shareholder will own less than five shares.  Each fractional share that would otherwise result from the merger shall be cancelled and returned to the authorized and unissued capital stock of First Titan Nevada and one full share of First Titan Nevada common stock, $.001 par value per share, shall be issued in its place. The necessary number of whole shares will be issued such that no shareholder will own less than five shares.

2.3. NO MANDATORY EXCHANGE. Notwithstanding the provisions of NRS 78.250, any certificate representing shares of the common stock, $.0001 par value per share of First Titan Florida shall be surrendered to First Titan Nevada for cancellation and exchanged for certificates representing shares of First Titan Nevada common stock, $.001 par value per share. Any stock represented by certificates that have not been so surrendered and exchanged shall be entitled to notice of and vote on any matters on which the shareholders of First Titan Nevada are entitled to vote and shall be entitled to receive any distributions on First Titan Nevada capital stock.

2.4. CANCELLATION OF EXISTING SHARES. On the Effective date, each share of the common stock, $.001 par value per share, of First Titan Nevada outstanding immediately prior to the merger shall be cancelled and returned to the authorized and unissued capital stock of First Titan Nevada.

ARTICLE III

ADDITIONAL COVENANTS AND AGREEMENTS

3.1. SUBMISSION TO SERVICE IN FLORIDA. First Titan Nevada agrees that it may be served with process in the State of Florida in any proceeding for enforcement of any obligation of First Titan Nevada arising from this merger, including any suit or other proceeding to enforce the rights of any stockholders as determined in appraisal proceedings pursuant to the provisions of Section 607.1321 of the Florida Business Corporations Act, and irrevocably appoints the Secretary of State of Florida as its agent to accept services of process in any such suit or proceeding.

3.2. COOPERATION. This Agreement has been approved and adopted by the stockholders of First Titan Florida in accordance with Florida Law.  Therefore, the parties hereto agree that they will cause to be executed and filed and recorded any document or documents prescribed by Florida Law or Nevada Law, and that they will cause to be performed all necessary acts within the State of Florida and the State of Nevada and elsewhere to effectuate the merger herein provided for.

3.3. ADDITIONAL ASSURANCES. First Titan Florida hereby appoints the officers and directors, each acting alone, as its true and lawful attorneys in fact to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement or of the merger herein provided for.

ARTICLE IV

EFFECTIVE DATE

4.1. EFFECTIVE DATE. The effective date in the State of Florida and the State of Nevada, shall be on the date of the last to occur:

•	the first day after the duly recorded affirmative stockholder votes that authorized the merger in accordance with applicable law;

•	the first day after the 20th day after the date of mailing a Proxy Statement in compliance with the provisions of Section 14(c) of the Securities Exchange Act of 1934;

•

the filing and acceptance of articles of merger with the Secretary of State of Florida in accordance with Florida Law or at such later time as is agreed to by the parties hereto and specified in the certificate of merger; or

•

the filing and acceptance of articles of merger with the Secretary of State of Nevada in accordance with Nevada Law or at such later time as is agreed to by the parties hereto and specified in the certificate of merger.

4.2. TERMINATION. Notwithstanding the full approval and adoption of this Agreement, the said Agreement may be terminated by either party at any time prior to the Effective Date.

4.3. AMENDMENT. Notwithstanding the full approval and adoption of this Agreement, this Agreement may be amended at any time and from time to time prior to the Effective Date except that, without the approval of the stockholders of First Titan Florida and the stockholders of First Titan Nevada, no such amendment may (a) change the rate of exchange for any shares of First Titan Florida or the types or amounts of consideration that will be distributed to the holders of the shares of stock of First Titan Florida; (b) change any term of the Articles of Incorporation of First Titan Nevada; or (c) adversely affect any of the rights of the stockholders of First Titan Florida or First Titan Nevada.

ARTICLE V

MISCELLANEOUS

5.1. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which may have different signatures and be signed at different times.  When all parties have signed at least one counterpart, each counterpart shall be deemed complete and shall constitute the same instrument.

5.2. ENTIRE AGREEMENT. This Agreement is intended by the parties to be the final expression of their agreement with respect to the matter set forth herein and is intended to contain all of the terms of such agreement without the need to refer to other documents. There are no other understandings, written or oral, among the parties with respect to the matter set forth herein.

5.3. AMENDMENT. This Agreement may not be amended except by a written instrument signed by the parties hereto.

IN WITNESS WHEREOF, this Agreement is hereby executed upon behalf of each of the parties thereto this ___ day of December, 2014.

FIRST TITAN CORP. A Florida corporation By: ___________________________ Sydney Jim President and CEO	FIRST TITAN CORP. A Nevada corporation By: ___________________________ Sydney Jim President and CEO

EXHIBIT B

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

040104

Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: First Titan Corp.

2. Registered Agent for Service of Process: (check only one box)

[X] Commercial Registered Agent: Inc. Plan of Nevada
Name

[ ] Noncommercial Registered Agent (name and address below) **OR** [ ] Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity:

Street Address: City: Nevada Zip Code:

Mailing Address (if different from street address): City: Nevada Zip Code:

3. Authorized Stock: (number of shares corporation is authorized to issue)

Number of shares *with par value:* 500,000,000 Par value per share: $ .001 Number of shares *without par value:*

4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

1) Sydney Jim
Name
Street Address: City: State: Zip Code:

2) Name:
Street Address: City: State: Zip Code:

5. Purpose: (optional; required only if Benefit Corporation status selected)

The purpose of the corporation shall be:

6. Benefit Corporation: (see instructions) [ ] Yes

7. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

Caroline Quigley
Name

X
Incorporator Signature

20C Trolley Square, Wilmington, DE 19806
Address, City, State, Zip Code

8. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

X
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

Date

This form must be accompanied by appropriate fees.

Nevada Secretary of State NRS 78 Articles
Revised: 11-13-13

EXHIBIT A

TO

ARTICLES OF INCORPORATION

ARTICLE I

NAME

The name of the Corporation is First Titan Corp. (hereinafter, the “Corporation”).

ARTICLE II

REGISTERED OFFICE AND AGENT

The name of the Corporation’s registered agent in the State of Nevada is Inc. Plan of Nevada, Inc., and the street address of the said registered agent where process may be served on the Corporation is 613 Saddle River Court, Henderson, Nevada 89015. The mailing address and the street address of the said registered agent are identical.

ARTICLE III

POWERS

The purpose for which the Corporation is organized is to transact all lawful business for which corporations may be incorporated pursuant to the laws of the State of Nevada. The Corporation shall have all the powers of a corporation organized under the Revised Statutes of the State of Nevada.

ARTICLE IV

TERM

The Corporation is to have perpetual existence.

ARTICLE V

CAPITAL STOCK

Number and Designation. The total number of shares of all classes that this Corporation shall have authority to issue shall be 500,000,000, of which 480,000,000 shall be shares of common stock, par value $0.001 per share, and 20,000,000 shall be shares of preferred stock, par value $0.001 per share. The shares may be issued by the Corporation from time to time as approved by the board of directors of the Corporation without the approval of the stockholders except as otherwise provided in this Article V or the rules of a national securities exchange if applicable. The consideration for subscriptions to, or the purchase of, the capital stock to be issued by the corporation shall be paid in such form and in such manner as the board of directors shall determine. In the absence of actual fraud in the transaction, the judgment of the directors as to the value of such consideration shall be conclusive. The capital stock so issued shall be deemed to be fully paid and nonassessable stock upon receipt by the corporation of such consideration. In the case of a stock dividend, the part of the surplus of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

A description of the different classes and series (if any) of the Corporation’s capital stock, and a statement of the relative powers, designations, preferences and rights of the shares of each class and series (if any) of capital stock, and the qualifications, limitations or restrictions thereof, are as follows:

Designated common stock. Shares of common stock not at the time designated as shares of a particular series pursuant to this Article V or any other provision of these Articles of Incorporation may be issued from time to time in one or more designated series. The board of directors may determine, in whole or in part, the preferences, voting powers, qualifications and special or relative rights or privileges of any such series before the issuance of any shares of that series. The board of directors shall determine the number of shares constituting each series of common stock and each series shall have a distinguishing designation.

Undesignated common stock. Shares of common stock not at the time designated as shares of a particular series, pursuant to this Article V or any other provision of these Articles of Incorporation may be issued from time to time without any distinctive designation. Such undesignated common stock is referred to herein as “common stock”. Except as provided in these Articles or the designation of any series or class of capital stock, the holders of the common stock shall exclusively possess all voting power. Subject to the provisions of these Articles, each holder of

Nevada Articles of Incorporation

shares of common stock shall be entitled to one vote for each share held by such holder. The term “common stock” shall mean all shares now or hereafter authorized of any class of common stock of the Corporation.

Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the Corporation.

In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having preference over the common stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the common stock and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind.

Each share of undesignated common stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of common stock of the Corporation.

Serial Preferred Stock. Shares of Preferred Stock not at the time designated as shares of a particular series pursuant to this Article V or any other provision of these Articles of Incorporation may be issued from time to time in one or more additional series. The board of directors may determine, in whole or in part, the preferences, voting powers, qualifications and special or relative rights or privileges of any such series before the issuance of any shares of that series. The board of directors shall determine the number of shares constituting each series of Preferred Stock and each series shall have a distinguishing designation. Each share of each series of serial preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the Corporation of the same series, except the times from which dividends on shares which may be issued from time to time of any such series may begin to accrue.

ARTICLE VI

PREEMPTIVE RIGHTS

No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series, or any unissued bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock or carrying any right to purchase stock may be issued pursuant to resolution of the board of directors of the Corporation to such persons, firms, corporations or associations, whether or not holders thereof, and upon such terms as may be deemed advisable by the board of directors in the exercise of its sole discretion.

ARTICLE VII

DIRECTORS

(a) Number; Vacancies. The number of directors of the Corporation shall be such number, not less than one nor more than 15 (exclusive of directors, if any, to be elected by holders of preferred stock of the Corporation), as shall be provided from time to time in a resolution adopted by the board of directors, provided that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director, and provided further that no action shall be taken to decrease or increase the number of directors from time to time unless at least two-thirds of the directors then in office shall concur in said action. Exclusive of directors, if any, elected by holders of preferred stock, vacancies in the board of directors of the Corporation, however caused, and newly created directorships shall be filled by a vote of two-thirds of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which the director has been chosen expires and when the director’s successor is elected and qualified. The board of directors shall be classified in accordance with the provisions of Section (b) of this Article VII.

(b) Classified Board. The board of directors of the Corporation (other than directors which may be elected by the holders of preferred stock) shall be divided into three classes of directors which shall be designated Class I, Class II and Class III. Such classes shall be as nearly equal in number as the then total number of directors constituting the entire board of directors shall permit, exclusive of directors, if any, elected by holders of preferred

2

Nevada Articles of Incorporation

stock, with the terms of office of all members of one class expiring each year. Should the number of directors not be equally divisible by three, the excess director or directors shall be assigned to Classes I or II as follows: (1) if there shall be an excess of one directorship over the number equally divisible by three, such extra directorship shall be classified in Class I; and (2) if there be an excess of two directorships over a number equally divisible by three, one shall be classified in Class I and the other in Class II. At the first meeting of the board of directors of the Corporation, directors of Class I shall be elected to hold office for a term expiring at the first annual meeting of stockholders, directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting of stockholders and directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting thereafter. Thereafter, at each succeeding annual meeting, directors of each class shall be elected for three-year terms. Notwithstanding the foregoing, the director whose term shall expire at any annual meeting shall continue to serve until such time as his successor shall have been duly elected and shall have qualified unless his position on the board of directors shall have been abolished by action taken to reduce the size of the board of directors prior to said meeting.

(c) Increase and Reduction in Number of Directors. Should the number of directors of the Corporation be reduced, the directorship(s) eliminated shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the position(s) to be abolished. Notwithstanding the foregoing, no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Should the number of directors of the Corporation be increased, other than directors which may be elected by the holders of preferred stock, the additional directorships shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the immediately preceding paragraph.

(d) Directors Elected by Preferred Stockholders. Whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the board of directors shall include said directors so elected in addition to the number of directors fixed as provided in this Article VII. Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of preferred stock of the Corporation elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.

(e) Removal of Directors. Notwithstanding any other provision of these Articles or the bylaws of the Corporation, any director or all the directors of a single class (including the entire board of directors) of the Corporation may be removed, at any time, but only by the affirmative vote or consent of the holders of at least 2/3ds of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class). Notwithstanding the foregoing, whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the preceding provisions of this Article VII shall not apply with respect to the director or directors elected by such holders of preferred stock.

(f) Additional Authority of Directors. In furtherance, but not in limitation of the powers conferred by statute, the board of directors is expressly authorized to do the following:

(i) Designate one (1) or more committees, each committee to consist of one or more of the directors of the Corporation and such number of natural persons who are not directors as the board of directors shall designate, which to the extent provided in the Resolution, or in the by-laws of the Corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the Corporation.

(ii)As provided by Nevada Revised Statutes 78.140, without repeating the section in full here, the same is adopted and no contract or other transaction between this Corporation and any of its officers, agents or directors shall be deemed void or voidable solely for that reason. The balance of the provisions of the code section cited, as it now exists, allowing such transactions, is hereby incorporated into this Article as though more fully set forth, and such Article shall be read and interpreted to provide the greatest latitude in its application.

(iii) As provided by Nevada Revised Statutes 78.207, without repeating the section in full here, the board of directors shall have the authority to change the number of shares of any class or series, if any, of authorized stock by increasing or decreasing the number of authorized shares of the class or Series and correspondingly increasing or decreasing the number of issued and outstanding shares of the same class or series held by each stockholder of record at the effective date and time of the change by a resolution adopted by the board of directors, without obtaining the approval of the stockholders.

3

Nevada Articles of Incorporation

(iv) If a proposed increase or decrease in the number of issued and outstanding shares of any class or series would adversely alter or change any preference or any relative or other right given to any other class or series of outstanding shares, then the decrease must be approved by the vote, in addition to any vote required, of the holders of shares representing a majority of the voting power of each class or series whose preference or rights are adversely affected by the increase or decrease, regardless of limitations or restrictions on the voting power thereof. The increase or decrease does not have to be approved by the vote of the holders of shares representing a majority of the voting power in each class or series whose preference or rights are not adversely affected by the increase or decrease.

(v) Have the sole authority to call annual or special meetings of the stockholders or delegate a committee of the board of directors the power to call special meetings by the board of directors.

(vi) Change the name of the Corporation at any time and from time to time to any name authorized by Nevada Revised Statutes 78.039.

ARTICLE VIII

VOTING

(a) Cumulative Voting. Except for the right, if any, of holders of shares of preferred stock then outstanding to cumulate votes expressly set forth in the resolution, resolutions or designation providing for the issuance of such shares, cumulative voting is not permitted with respect to the election of directors.

(b) Stockholder Proposals. Any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a stockholder meeting must submit written notice not less than 30 or more than 60 days in advance of the meeting: provided, however, that if less than forty days’ notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the secretary of the company not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders.

ARTICLE IX

INDEMNIFICATION

Any person who was or is a party or was or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (whether or not by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, incorporator, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including an employee benefit plan), shall be entitled to be indemnified by the Corporation to the full extent then permitted by law against expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by him in connection with such action, suit, or proceeding and, if so requested, the Corporation shall advance (within two business days of such request) any and all such expenses to the person indemnified; provided, however, that (i) the foregoing obligation of the Corporation shall not apply to a claim that was commenced by the person indemnified without the prior approval of the Board of Directors. Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Article IX. Such right of indemnification shall continue as to a person who has ceased to be a director, officer, incorporator, employee, partner, trustee, or agent and shall inure to the benefit of the heirs and personal representatives of such a person. The indemnification provided by this Article IX shall not be deemed exclusive of any other rights which may be provided now or in the future under any provision currently in effect or hereafter adopted of the bylaws, by any agreement, by vote of stockholders, by resolution of disinterested directors, by provisions of law, or otherwise.

ARTICLE X

LIMITATIONS ON DIRECTORS’ LIABILITY

No director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except: (a) for acts or omissions that involve intentional misconduct, fraud or a knowing violation of law; or (b) the payment of distributions in violation of Nevada Revised Statutes Section 78.300. If the Nevada Revised Statutes are amended after the date of filing of these Articles to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Nevada Revised Statutes, as so amended. Any repeal or

4

Nevada Articles of Incorporation

modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE XI

SEVERABILITY PROVISIONS

If any voting powers, preferences and relative, participating, optional and other special rights of any class or series of capital stock and qualifications, limitations and restrictions thereof is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other voting powers, preferences and relative, participating, optional and other special rights of all classes and series of capital stock and qualifications, limitations and restrictions thereof set forth in these Articles of Incorporation which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences and relative, participating, optional and other special rights of any series or class of capital stock and qualifications, limitations and restrictions thereof shall, nevertheless, remain in full force and effect, and no voting powers, preferences or relative, participating, optional or other special rights of any class or series of capital stock and qualifications, limitations, and restrictions thereof set forth shall be deemed dependent upon any other such voting powers, preferences or relative, participating, optional or other special rights of any class or series of capital stock and qualifications, limitations and restrictions thereof unless so expressed herein.

ARTICLE XII

STATUTORY ELECTIONS

(a) Acquisition of Controlling Interest.  The Corporation hereby elects not to be governed by, and to otherwise opt out of, the provisions of NRS 78.378 to 78.3793, inclusive, relating to acquisition of a controlling interest in the Corporation.

(b) Combinations with Interested Stockholders.  The Corporation hereby elects not to be governed by, and to otherwise opt out of, the provisions of NRS 78.411 to 78.444, inclusive, relating to combinations with interested stockholders.

ARTICLE XIII

BYLAWS AMENDMENT

In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to adopt, repeal, alter, amend and rescind the bylaws of the Corporation only by a unanimous vote of the board of directors without a vote or other action by the stockholders.

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Nevada Articles of Incorporation

EXHIBIT C

PROXY

FIRST TITAN CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY __, 2015

The undersigned hereby appoints Sydney Jim, Kathleen Delaney and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of First Titan Corp. held of record by the undersigned on the day immediately preceding the date of mailing the proxy statement at the Special Meeting of Stockholders to be held on May __ , 2015 at Hilton Houston Southwest, 6780 Southwest Freeway, Houston, Texas 77074 at 10:00 AM (CST), and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE PROPOSALS LISTED IN NUMBERS 1, 2, 3, 4, 5, and 6 .

1.	REINCORPORATE THE COMPANY FROM FLORIDA TO NEVADA THAT WILL RESULT IN:

•	THE COMPANY BEING GOVERNED BY THE LAWS OF THE STATE OF NEVADA;

•	YOUR RIGHT TO RECEIVE ONE WHOLE SHARE OF COMMON STOCK OF THE NEVADA COMPANY FOR EACH 100 SHARES OF COMMON STOCK OF THE COMPANY OWNED BY YOU AS OF THE RECORD DATE OF THE REINCORPORATION.

[  ] FOR     [  ] AGAINST     [  ] ABSTAIN

2.

ADOPTION OF NEVADA ARTICLES OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK AS A RESULT OF THE REINCORPORATION AND ONE FOR 100 SHARE REDUCTION; AND ADOPTION OF NEVADA BYLAWS.

[  ] FOR     [  ] AGAINST     [  ] ABSTAIN

3.	AUTHORIZE THE ISSUANCE OF PREFERRED STOCK WITH PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS DESIGNATED BY OUR BOARD OF DIRECTORS.

[  ] FOR     [  ] AGAINST     [  ] ABSTAIN

4.	ADOPTION OF NEVADA ARTICLES OF INCORPORATION TO CREATE A CLASSIFIED OR STAGGERED BOARD OF DIRECTORS CONSISTING OF THREE CLASSES, EACH ELECTED TO THREE-YEAR TERMS.

[  ] FOR     [  ] AGAINST     [  ] ABSTAIN

5.	RATIFICATION OF OUR 2012 STOCK PLAN FOR DIRECTORS, OFFICERS AND CONSULTANTS.

[  ] FOR     [  ] AGAINST     [  ] ABSTAIN

6.	TRANSACTION OF SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING, OR ANY ADJOURNMENT THEREOF.

[  ] FOR     [  ] AGAINST     [  ] ABSTAIN

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

NUMBER OF SHARES OWNED __________________________

_________________________________________________________________________________

SIGNATURE

_________________________________________________________________________________

(TYPED OR PRINTED NAME)

_________________________________________________________________________________

SIGNATURE IF HELD JOINTLY

_________________________________________________________________________________

(TYPED OR PRINTED NAME)

DATED: ______________________

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

Proxy – Page 1